SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                  August 6, 2003
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                           SOS STAFFING SERVICES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                Utah                       0-26094               87-0295503
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(State or other jurisdiction             (Commission          (IRS Employer ID
   of incorporation)                     File Number)              Number)


1415 South Main, Salt Lake City, Utah                                    84115
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(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:              (801) 484-4400
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(Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired. None

         (b) Pro Forma Financial Information. None

         (c) Exhibits.

99.1         Press Release, dated August 6, 2003



Item 12.          Results of Operations and Financial Condition.
                  ---------------------------------------------

                  On August 6, 2003, SOS Staffing Services, Inc. (the "Company") issued a press release announcing, among other things, its operating results for the 13- and 26-week periods ended June 29, 2003. A copy of the Company's press release announcing these operating results and certain other information is attached as Exhibit 99.1 hereto and is incorporated by reference into this report.

                  The information in this Item 12 and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOS STAFFING SERVICES, INC.
                                         By: /s/ Kevin Hardy
                                             -------------------
                                         Name:   Kevin Hardy
                                         Title:  Sr. Vice President and
                                                 Chief Financial Officer

Dated:  August 11, 2003



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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                 Description
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    99.1                       Press Release, dated August 6, 2003




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